                                   EXHIBIT 21
                           SUBSIDIARIES OF THE COMPANY

The following is a list of subsidiaries of the Company as of February 15, 1999. The Company's bank subsidiaries which have the words "National Association" (N.A.), or "National" in their respective titles are organized under the laws of the United States; and all state bank subsidiaries are incorporated under the laws of the state in which each is domiciled. Each non-bank subsidiary is incorporated or organized in the jurisdiction appearing opposite its name.

BANK SUBSIDIARIES

ARIZONA
Norwest Bank Arizona, N.A
Wells Fargo Bank (Arizona), N.A.

CALIFORNIA
North County Bank
Wells Fargo Bank, N.A.
Wells Fargo Bank, Ltd.
Wells Fargo Central Bank
Wells Fargo HSBC Trade Bank, N.A.

COLORADO
Norwest Bank Colorado, N.A.
Norwest Bank Grand Junction, N.A.
Norwest Bank Grand Junction-Downtown, N.A.

ILLINOIS
Norwest Bank Illinois, N.A.

INDIANA
Norwest Bank Indiana, N.A.

IOWA
Dial National Bank
Norwest Bank Iowa, N.A.

MINNESOTA
Norwest Bank Faribault, N.A.
Norwest Bank Minnesota, N.A.
Norwest Bank Minnesota North, N.A.
Norwest Bank Minnesota South, N.A.
Norwest Bank Minnesota Southwest, N.A.
Norwest Bank Minnesota West, N.A.
Norwest Bank Red Wing, N.A.

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MONTANA
Norwest Bank Montana, N.A.

NEBRASKA
Norwest Bank Nebraska, N.A.

NEVADA
Wells Fargo Bank Nevada, N.A.

NEW MEXICO
Capital Bank
The First National Bank of Farmington
Wells Fargo Bank New Mexico, N.A.

NORTH DAKOTA
Norwest Bank North Dakota, N.A.

OHIO
Norwest Bank Ohio, N.A.

SOUTH DAKOTA
Dial Bank
Norwest Bank South Dakota, N.A.

TEXAS
First National Bank of South Texas
Norwest Bank El Paso, N.A.
Norwest Bank Texas, N.A.
Prime Bank
The Bank of South Texas
Wells Fargo Bank (Texas), N.A.

WISCONSIN
Norwest Bank Hudson, N.A.
Norwest Bank La Crosse, N.A.
Norwest Bank Wisconsin, N.A.

WYOMING
Norwest Bank Wyoming, N.A.

EDGE ACT CORPORATIONS
---------------------
Norwest Bank International

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NON-BANK SUBSIDIARIES

                                                                                    JURISDICTION OF
                                                                                    INCORPORATION OR
DIRECTLY OWNED:                                                                     ORGANIZATION
---------------                                                                     ----------------
Bancdata Processing Corporation                                                     Minnesota
Blackhawk Bancorporation                                                            Iowa
Central Bancorporation, Inc.                                                        Texas
Charter Bancorporation, Inc.                                                        Arizona
Charter Holdings, Inc.                                                              Nevada
Century Business Credit Corporation                                                 New York
Credisol, S.A.                                                                      Costa Rica
Emjay Corporation                                                                   Wisconsin
Farmers National Bancorp, Inc.                                                      Delaware
Fidelity Bancorporation, Inc.                                                       Delaware
Fidelity National Life Insurance Company                                            Arizona
Financiera El Sol, S.A.                                                             Panama
First Bancshares of Valley City, Inc.                                               North Dakota
First Place Financial Corporation                                                   New Mexico
First Valley Bank Group, Inc.                                                       Texas
GST Co.                                                                             Delaware
Goldenrod Asset Management                                                          Delaware
Independent Bancorp of Arizona, Inc.                                                Delaware
International Bancorporation, Inc.                                                  Minnesota
Irene Bancorporation, Inc.                                                          South Dakota
Island Finance (Aruba) N.V.                                                         Aruba
Island Finance (Bonaire) N.V.                                                       Netherlands Antilles
Island Finance (Curacao) N.V.                                                       Netherlands Antilles
Island Finance (St. Maarten) N.V.                                                   Netherlands Antilles
Island Finance Puerto Rico, Inc.                                                    Delaware
Island Finance Virgin Islands, Inc.                                                 Delaware
Lindeberg Financial Corporation                                                     Minnesota
Little Mountain Bancshares, Inc.                                                    Minnesota
Lowry Hill Investment Advisors, Inc.                                                Minnesota
Mercantile Financial Enterprises, Inc.                                              Delaware
Metropolitan Bancshares, Inc.                                                       Colorado
MidAmerica Bancshares, Inc.                                                         South Dakota
Midwest Credit Life Insurance Company                                               Arizona
Minnesota Bancshares, Inc.                                                          Minnesota
Mountain Bancshares, Inc.                                                           Colorado
Mustang Financial Corporation                                                       Texas
Myers Bancshares Inc.                                                               Texas
North County Bancorp                                                                California
Northern Prairie Indemnity Limited                                                  Cayman Islands, BWI
Norwest Agricultural Credit, Inc.                                                   Minnesota
Norwest AMG, Inc.                                                                   Delaware

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
                                                                                    JURISDICTION OF
                                                                                    INCORPORATION OR
DIRECTLY OWNED:                                                                     ORGANIZATION
---------------                                                                     ----------------

Norwest Asia Limited                                                                Hong Kong
Wells Fargo Audit Services, Inc.                                                    Minnesota
Norwest Auto Receivables Corporation                                                Delaware
Wells Fargo Credit, Inc.                                                            Minnesota
Norwest Escrow Funding, Inc.                                                        Delaware
Norwest Financial Services, Inc.                                                    Delaware
Norwest Foundation                                                                  Minnesota
Norwest Home Improvement, Inc.                                                      Texas
Norwest Insurance, Inc.                                                             Minnesota
Norwest Investment Services, Inc.                                                   Minnesota
Norwest Limited, L.L.C.                                                             Delaware
Wells Fargo Properties, Inc.                                                        Minnesota
Wells Fargo Services Company                                                        Minnesota
Norwest Trust Company, Cayman Islands                                               Cayman Islands, BWI
Packers Management Company, Inc.                                                    Nebraska
Peoples Mortgage and Investment Company                                             Iowa
Prime Bancshares, Inc.                                                              Texas
Primrose Asset Management, Inc.                                                     Delaware
Riverton State Bank Holding Company                                                 Wyoming
Star Bancshares, Inc.                                                               Texas
Texas Bancshares, Inc.                                                              Texas
The Bank of New Mexico Holding Company                                              New Mexico
The First National Bankshares, Inc.                                                 New Mexico
The Foothill Group, Inc.                                                            Delaware
The Wells Fargo Foundation                                                          California
Victoria Financial Services, Inc.                                                   Delaware
WFC Holdings Corporation                                                            Delaware
Wisconsin Bancshares, Inc.                                                          Wisconsin

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

                                                                                    JURISDICTION OF
                                                                                    INCORPORATION OR
INDIRECTLY OWNED:                                                                   ORGANIZATION
Admiral Life Insurance Company of America                                           Arizona
Allied Business Systems, Inc.                                                       Iowa
AMAN Collection Service 1, Inc.                                                     Nevada
AMAN Collection Service, Inc.                                                       South Dakota
American Community Bank Group Service Corporation                                   Minnesota
American Securities Company                                                         California
American Securities Company of Nevada                                               Nevada
Americorp Financial, Inc.                                                           Nevada
ATC Realty Fifteen, Inc.                                                            California
ATC Realty Nine, Inc.                                                               California
ATC Realty Sixteen, Inc.                                                            California
ATI Foreclosure Services, Inc.                                                      California
ATI Title Agency of Arizona, Inc.                                                   Arizona
ATI Title Company, LLC                                                              Delaware
ATI Title Company of California                                                     California
ATI Title Company of Nevada                                                         Nevada
Azalea Asset Management, Inc.                                                       Delaware
Bancshares Insurance Company                                                        Vermont
Blue Jay Asset Management, Inc.                                                     Delaware
Blue Spirit Insurance Company                                                       Vermont
Bluebonnet Asset Management, Inc.                                                   Delaware
Cardinal Asset Management, Inc.                                                     Delaware
Central Bancorporation of Delaware, Inc.                                            Delaware
Central Pacific Corporation                                                         California
Century Data Services, Inc.                                                         New York
Centurion Agencies, Co.                                                             Iowa
Centurion Agency Nevada, Inc.                                                       Nevada
Centurion Casualty Company                                                          Iowa
Centurion Life Insurance Company                                                    Missouri
CGT Insurance Company                                                               Barbados
CHM Insurance Company                                                               South Dakota
Chestnut Asset Management, Inc.                                                     Delaware
Cityside Insurance Company, Ltd.                                                    Turks & Caicos Islands
Clinton Street Garage Company, Inc.                                                 Indiana
Collin Equities, Inc.                                                               Texas
Columbine Asset Management, Inc.                                                    Delaware
Commonwealth Leasing Corporation                                                    Minnesota
Community Casualty Co.                                                              Vermont
Community Pacific Broadcasting Corporation                                          Nevada
Community Credit Co.                                                                Minnesota
Copper Asset Management, Inc.                                                       Delaware
Crestone Capital Management, Inc.                                                   Colorado
Crocker Grande, Inc.                                                                California

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

                                                                                    JURISDICTION OF
                                                                                    INCORPORATION OR
INDIRECTLY OWNED:                                                                   ORGANIZATION

Crocker Life Insurance Company                                                      California
Crocker Properties, Inc.                                                            California
DAG Management, Inc.                                                                Colorado
Dial National Community Benefits, Inc.                                              Nevada
EZG Associates Limited Partnership                                                  Delaware
Ellis Advertising, Inc.                                                             Iowa
Emerald Asset Management, Inc.                                                      Maryland
Eastdil Realty Company, L.L.C.                                                      New York
Eastdil Advisors, Inc.                                                              Delaware
Eastdil Broker Services, Inc.                                                       Delaware
Eastdil Equities, Inc.                                                              Delaware
Eastdil, Inc.                                                                       Delaware
Eastdil U.S., Inc.                                                                  California
Falcon Asset Management, Inc.                                                       Delaware
FCC Holdings Limited                                                                California
FF Capital Corp.                                                                    Delaware
Fidelity Acceptance Holding, Inc.                                                   Nevada
Fidelity Bancorporation, Inc.                                                       Delaware
Fidelity National Life Insurance Company                                            Arizona
Finvercon S.A. Compania Financiera                                                  Argentina
Finvercon USA, Inc.                                                                 Nevada
First City Life Insurance Company                                                   Arizona
First DialWest Escrow Company, Inc.                                                 California
First Interstate Bancorporation, Inc.                                               Kansas
First Interstate Commercial Mortgage Company                                        Delaware
First Interstate Insurance Company                                                  Arizona
First Interstate Mortgage Holding Company                                           Arizona
First Valley Delaware Financial Corporation                                         Delaware
Foothill Capital Corporation                                                        California
Fremont Properties, Inc.                                                            Colorado
Galliard Capital Management, Inc.                                                   Minnesota
Garces Water Company, Inc.                                                          California
Golden Asset Management, Inc.                                                       Delaware
Golden Pacific Insurance Company                                                    Vermont
Great Plains Insurance Company                                                      Vermont
Green Bay Asset Management, Inc.                                                    Delaware
IBID, Inc.                                                                          Delaware
IntraWest Asset Management, Inc.                                                    Delaware
IntraWest Insurance Company                                                         Arizona
Iowa Asset Management, Inc.                                                         Delaware
Island Finance Credit Services, Inc.                                                New York
Island Finance New York, Inc.                                                       New York
La Crosse Asset Management, Inc.                                                    Delaware
Las Vegas Building Corporation                                                      New Mexico
Lilac Asset Management, Inc.                                                        Delaware

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

                                                                                    JURISDICTION OF
                                                                                    INCORPORATION OR
INDIRECTLY OWNED:                                                                   ORGANIZATION
-----------------                                                                   ------------
Lily Asset Management, Inc.                                                         Delaware
Lincoln Building Corporation                                                        Colorado
Lowry Hill Investment Advisors, Inc.                                                Minnesota
Magnolia Asset Management, Inc.                                                     Delaware
Maier/Hauswirth Investment Advisors, L.L.C.                                         Wisconsin
Mail Systems Co.                                                                    Iowa
Marigold Asset Management, Inc.                                                     Delaware
Mercury Marine Finance, Inc.                                                        Iowa
MidAmerica Financial Corporation                                                    Minnesota
Modern Casualty Insurance Agency                                                    Arizona
Montgomery Estates, Inc.                                                            Texas
Mulberry Asset Management, Inc.                                                     Delaware
Mustang Holdings, Inc.                                                              Delaware
Mustang Life Insurance Company                                                      Texas
National Letter Service Company                                                     Minnesota
NISI Nevada Insurance, Inc.                                                         Nevada
NISI Wyoming Insurance                                                              Wyoming
North Star Mortgage Guaranty Reinsurance Company                                    Vermont
Norwest Asset Acceptance Corporation                                                Delaware
Norwest Asset Company                                                               Iowa
Norwest Asset Securities Corporation                                                Delaware
Norwest Auto Finance, Inc.                                                          Minnesota
Norwest Auto Lease, Inc.                                                            Minnesota
Wells Fargo Business Credit, Inc.                                                   Minnesota
Norwest Colorado Community Development Corporation                                  Colorado
Norwest do Brasil Servicos LTDA.                                                    Brazil
Norwest Electronic Tax Service, LLC                                                 Delaware
Norwest Energy Capital, Inc.                                                        Texas
Norwest Equity Capital, L.L.C.                                                      Minnesota
Norwest Escrow Company, LLC                                                         Iowa
Norwest Financial Alabama, Inc.                                                     Alabama
Norwest Financial Business Credit, Inc.                                             Iowa
Norwest Financial Canada Company                                                    Nova Scotia
Norwest Financial Canada DE, Inc.                                                   Ontario
Norwest Financial Capital, Inc.                                                     Delaware
Norwest Financial Coast, Inc.                                                       California
Norwest Financial Credit Services, Inc.                                             Florida
Norwest Financial Information Services Group, Inc.                                  Iowa
Norwest Financial Investment 1, Inc.                                                Nevada
Norwest Financial Investment 2, Inc.                                                Nevada
Norwest Financial Investment, Inc.                                                  Nevada
Norwest Financial Leasing, Inc.                                                     Iowa
Norwest Financial North Carolina 2, Inc.                                            North Carolina
Norwest Financial North Carolina 3, Inc.                                            North Carolina
Norwest Financial Preferred Capital, Inc.                                           Iowa

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

                                                                                    JURISDICTION OF
                                                                                    INCORPORATION OR
INDIRECTLY OWNED:                                                                   ORGANIZATION
-----------------                                                                   ------------
Norwest Financial Resources, Inc.                                                   Iowa
Norwest Financial Security Services, Inc.                                           Iowa
Norwest Financial South Carolina 1, Inc.                                            North Carolina
Norwest Financial, Inc.(1)                                                          Iowa
Norwest Funding, Inc.                                                               Minnesota
Norwest Insurance New Mexico, Inc.                                                  New Mexico
Norwest Insurance Wyoming, Inc.                                                     Wyoming
Norwest Integrated Structured Assets, Inc.                                          Delaware
Norwest International Commercial Services Limited                                   Hong Kong
Norwest Investment Management, Inc.                                                 Minnesota
Norwest Mortgage Asset Management Corporation                                       Minnesota
Norwest Mortgage of Massachusetts, Inc.                                             Massachusetts
Norwest Mortgage of New Mexico, Inc.                                                New Mexico
Norwest Mortgage of New York, Inc.                                                  New York
Norwest Mortgage Real Estate Funding 1, Inc.                                        Delaware
Norwest Mortgage Real Estate Funding 2, Inc.                                        Delaware
Norwest Mortgage, Inc.                                                              California
Wells Fargo Rural Insurance Services, Inc.                                          Minnesota
Norwest Venture Capital Management, Inc.                                            Minnesota
Norwest Ventures, LLC                                                               Delaware
Old Henry, Inc.                                                                     Illinois
Osprey Asset Management, Inc.                                                       Delaware
Peregrine Capital Management, Inc.                                                  Minnesota
Premium Service/Norwest Financial Coast, Inc.                                       South Carolina
Raven Asset Management, Inc.                                                        Delaware
Regency Insurance Agency, Inc.                                                      Minnesota
REI Investors, Inc.                                                                 Delaware
Reliable Financial Services, Inc.                                                   Puerto Rico
RELS Reporting Services, LLC                                                        Iowa
Residential Home Mortgage Investment, L.L.C.                                        Delaware
Residential Home Mortgage, L.L.C.                                                   Delaware
Robin Asset Management, Inc.                                                        Delaware
Ruby Asset Management, Inc.                                                         Maryland
Rural Community Insurance Agency, Inc.                                              Minnesota
Rural Community Insurance Company                                                   Minnesota
Sagebrush Asset Management, Inc.                                                    Delaware
Saguaro Asset Management, Inc.                                                      Delaware

--------------------------

(1) Norwest Financial, Inc. is the parent and directly or indirectly beneficially owns all the voting securities of certain subsidiaries operating as consumer finance companies, using a version of the name Norwest Financial, Community Credit Co. or Fidelity Financial Services, in the United States, Canada, Guam and Saipan. (134 subsidiaries as of February 23, 2000). Such subsidiaries were incorporated or otherwise organized in: Alaska, Arizona, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin, Wyoming, Canada, Guam and Saipan.

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
                                                                                    JURISDICTION OF
                                                                                    INCORPORATION OR
INDIRECTLY OWNED:                                                                   ORGANIZATION
-----------------                                                                   ------------

Sapphire Asset Management, Inc.                                                     Maryland
Scott Life Insurance Company                                                        Arizona
Silver Asset Management, Inc.                                                       Delaware
South Dakota Asset Management, Inc.                                                 Delaware
Spring Cypress Water Supply Corporation                                             Texas
Stagecoach Insurance Agency, Inc.                                                   California
Star Bancshares of Nevada, Inc.                                                     Nevada
Statewide Acceptance Corporation                                                    Texas
Superior Asset Management, Inc.                                                     Delaware
Superior Guaranty Insurance Company                                                 Vermont
Superior Health Care Management, Inc.                                               Delaware
Superior North Asset Management, Inc.                                               Delaware
Superior Red Wing Asset Management, Inc.                                            Delaware
Superior South Asset Management, Inc.                                               Delaware
Superior Southwest Asset Management, Inc.                                           Delaware
Superior West Asset Management, Inc.                                                Delaware
Telegraph Hill Capital, LLC                                                         Delaware
Texas Bancshares Subsidiary Corporation                                             Delaware
The United Group, Inc.                                                              North Carolina
Topaz Asset Management, Inc.                                                        Maryland
United California Bank Realty Corporation                                           California
United New Mexico Financial Corporation                                             New Mexico
United New Mexico Real Estate Services, Inc.                                        New Mexico
UFS Life Reinsurance Company                                                        Arizona
Valley Asset Management, Inc.                                                       Delaware
Wells Capital Management Incorporated                                               California
Wells Fargo Bill Presentment Venture Member, LLC                                    Delaware
Wells Fargo Capital A                                                               California
Wells Fargo Capital B                                                               California
Wells Fargo Capital C                                                               California
Wells Fargo Capital I                                                               California
Wells Fargo Capital II                                                              California
Wells Fargo Card Services, Inc.                                                     Iowa
Wells Fargo Cash Centers, Inc.                                                      Nevada
Wells Fargo Corporate Services, Inc.                                                California
Wells Fargo Corporation                                                             Oregon
Wells Fargo Equipment Finance, Inc.                                                 Minnesota
Wells Fargo Equity Capital, Inc.                                                    California
Wells Fargo Financing Corporation                                                   California
Wells Fargo Fleet Services, Inc.                                                    Minnesota
Wells Fargo Funding III, Inc.                                                       Minnesota
Wells Fargo Housing Advisors, Inc.                                                  California
Wells Fargo Insurance Nevada, Inc.                                                  Nevada
Wells Fargo Insurance New Mexico, Inc.                                              New Mexico
Wells Fargo International, Limited                                                  Cayman Islands

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
                                                                                    JURISDICTION OF
                                                                                    INCORPORATION OR
INDIRECTLY OWNED:                                                                   ORGANIZATION
-----------------                                                                   ------------

Wells Fargo Leasing Corporation                                                     California
Wells Fargo Mondex, Inc.                                                            Arizona
Wells Fargo Securities, Inc.                                                        California
Wells Fargo Small Business Investment Company, Inc.                                 California
Wells Fargo Ventures, Inc.                                                          Delaware
Wells Fargo, Ltd.                                                                   Hawaii
WFS Insurance Agency, Inc.                                                          Montana
WFS Insurance Agency, Inc.                                                          Nevada
WFS Insurance Agency, Inc.                                                          Oregon
WFS Insurance Agency, Inc.                                                          Washington
WFS Insurance Agency, Inc.                                                          Wyoming
Yucca Asset Management, Inc.                                                        Delaware

NOTE: Not included in the above list of subsidiaries of the corporation are inactive subsidiaries, certain subsidiaries formed solely for the purpose of reserving a name, joint ventures or limited partnerships.

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